EXHIBIT 10.18 - MATERIAL CONTRACT
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LOAN AGREEMENT - WHITE SANDS, INC.
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                 THIS AGREEMENT made this 1st day of March 2003.


BETWEEN:
                 BANGLA PROPERTY MANAGEMENT, INC.
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                 a corporation incorporated under the laws of the State of Colorado


                 Hereinafter called the "Debtor"

                                                              OF THE FIRST PART;

                                     - and -

                 WHITE SANDS, INC.
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                 a Nevis Corporation

                 Hereinafter called the "Lender"

                                                             OF THE SECOND PART.

     WHEREAS the Lender and Debtor have agreed to a credit  facility that allows
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the Debtor to drawn upon the facility to a maximum amount of USD $50,000.

     AND WHEREAS the loan shall be payable upon demand,  be unsecured  and shall
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bear interest at the rate of 8% per annum on all sums drawn down upon;

     NOW THIS AGREEMENT  WITNESSETH that in consideration of the credit facility
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being granted and the promise of the Debtor to repay the loan in the amount of monies advanced pursuant to the facility, the parties hereby covenant and agree as follows:

1.0  AMOUNT AND ADVANCEMENT
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     1.1 The Lender shall make available to the Debtor a line of credit in the amount of USD $50,000 for use in its business;

     1.2 The Debtor may drawn upon this line of credit from time to time as it sees fit and after giving notice for the advancement of funds;

     1.3 The Debtor shall give the Lender seven (7) days notice of its request for the advancement of the funds;

     1.4 The Lender shall advance the requested funds to the Debtor upon receipt of the notice requesting the advancement of funds within seven
          (7) days.

2.0  NATURE OF THE CREDIT FACILITY
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     2.1 This credit facility shall be in the nature of a demand loan, payable by the Debtor to the Lender thirty (30) days after the Lender demands payment of the amounts advanced pursuant to this agreement;

     2.2 The said demand shall be in writing and addressed to the Debtor at its address I indicated in this agreement;

     2.3 This credit facility shall have no security issued or taken against the amounts advanced;

     2.4 This credit facility shall bear interest at the rate of 8% per annum on the principal amount drawn down and remaining unpaid, after as well as before demand or maturity or default, calculated on an annual basis (on the basis of a year of 365 days for the actual number of days elapsed);

3.0  NOTICE
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     3.1  All correspondence and notices to the Debtor shall be delivered to:

          1473 Richardson Avenue
          Los Altos, California
          USA, 94024

     3.2  All correspondence and notices to the Lender shall be delivered to:

          Suite 4, Temple Building
          Main & Prince William Street
          Charlestown, Nevis
          West Indies

4.0  JURISDICTION
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     4.1 This agreement shall be governed by the laws of Nevis and each party shall attorn to that countries jurisdiction and courts to resolve all disputes;

     4.2 All actions and proceedings and their defence shall be commenced in Nevis, West Indies.

5.0  TIME
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5.1  Time shall be of the essence.

6.0  CORPORATE ACTION
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     6.1 The parties hereto agree and acknowledge that they have taken all corporate action necessary to have this agreement properly executed by the corporation and represent that it is binding on the corporation.


     IN WITNESS  WHEREOF the parties have  hereunto set their hands and seals by
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the positive act of their officers.



                                           BANGLA PROPERTY MANAGEMENT, INC.

                                           Per: /s/ Shawn Erickson
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Witness

                                           WHITE SANDS, INC.

                                           Per: /s/ Daniel MacMullin
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Witness



























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